Exhibit 99.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED CAS9‑I LICENSE AGREEMENT

This Amendment No. 1 (the “Amendment”) to that certain Amended and Restated Cas9‑I License Agreement, by and among Editas Medicine, Inc. (the “Company”), President and Fellows of Harvard College (“Harvard”) and the Broad Institute, Inc. (“Broad”), dated December 16, 2016 (the “Agreement”), is made as of the 3rd day of March, 2017 (the “Amendment Effective Date”), by and among the Company, Harvard and Broad.  Capitalized terms used in this Amendment that are not otherwise defined herein shall have the same meanings as such terms are given in the Agreement.

WHEREAS, Broad entered into an Inter-Institutional Agreement with The Rockefeller University (“Rockefeller”), dated February 13, 2017 (the “IIA”), pursuant to which Rockefeller authorized Broad to act as its sole and exclusive agent for the purposes of licensing certain patent rights that are subject to the Agreement and that Rockefeller has or may have rights in and to (the “Rockefeller Patent Rights”); and

WHEREAS, the Company, Broad and Harvard desire to amend the Agreement in order to, among other things, (i) expand the scope of the license granted in the Agreement such that it shall now include Rockefeller’s interest in the Rockefeller Patent Rights and (ii) to provide that the Company will insure and indemnify Rockefeller with respect to certain matters.

NOW THEREFORE, in consideration of the premises and mutual covenants contained in this Amendment, the Parties agree as follows:

1.	Amendment to Recitals.
a.	The Agreement is amended to add a new recital, which shall become the seventh recital and shall read in its entirety as follows:

“WHEREAS, pursuant to that certain Inter-Institutional Agreement, dated February 13, 2017, by and between Broad and The Rockefeller University (“Rockefeller”), Rockefeller has authorized Broad to act as its sole and exclusive agent for the purposes of licensing its interest in certain Patent Rights that Rockefeller has or may have rights in and to and has authorized Broad to enter into this Agreement on its behalf with respect to such Patent Rights;”

b.	The existing fourth recital is hereby amended by deleting the reference to “and Broad” where it appears therein and replacing it with “, Broad and Rockefeller”.
c.	The existing fifth recital is hereby amended by deleting the reference to “Harvard, MIT and Broad” where it appears therein and replacing it with “Harvard, MIT, Broad and Rockefeller”.

d.

The existing eighth recital (which shall become the ninth recital as a result of the foregoing clause a.) is hereby amended by deleting the reference to “Institutions and MIT” where it appears therein and replacing it with “Institutions, MIT and Rockefeller.”

2.	Amendment to Section 1. The Agreement is amended to add a new Section 1.143A that shall follow Section 1.143 and precede Section 1.144 and shall read in its entirety as follows:

“1.143A  “Rockefeller” has the meaning set forth in the Recitals.”

3.

Amendment to Section 2.2.  Section 2.2 of the Agreement is hereby amended by deleting the references to “Institutions’ and MIT’s” where they appear therein and replacing such references with “Institutions’, MIT’s and Rockefeller’s”. Section 2.2.1(a) of the Agreement is hereby amended by adding after the words “of the Institutions”, the words: “and Rockefeller”.

4.

Amendment to Section 2.3.  Section 2.3.2(b) of the Agreement is hereby amended by deleting the references to “Institutions” where it appears therein and replacing such reference with “Institutions, MIT, Rockefeller”.

5.

Amendment to Section 2.5. Section 2.5.2.3 of the Agreement is hereby amended by deleting the references to “HHMI and MIT” and “HHMI’s and MIT’s” where they appear therein and replacing such references with “HHMI, MIT and Rockefeller” and “HHMI’s, MIT’s and Rockefeller’s,” respectively.

6.

Amendment to Section 2.9.  Section 2.9 of the Agreement is hereby amended by deleting the reference to “Institutions or MIT” where it appears therein and replacing such reference with “Institutions, MIT or Rockefeller”.

7.

Amendment to Section 4.5.3. Section 4.5.3 of the Agreement is hereby amended by deleting the reference to “(or MIT, as applicable)” where it appears therein and replacing such reference with “(or MIT or Rockefeller, as applicable)”.

8.

Amendment to Section 6.2.  Section 6.2 of the Agreement is hereby amended by deleting the reference to “MIT and/or Harvard” where it appears therein and replacing such reference with “MIT, Rockefeller and/or Harvard”.

9.

Amendment to Section 7.2.  Section 7.2 of the Agreement is hereby amended by deleting the references to “Institutions and MIT,” “Institution(s) and MIT,” “or MIT”, “and MIT” and “of MIT” where they appear therein and replacing such references with “Institutions, MIT and Rockefeller,” “Institution(s), MIT and Rockefeller,” “or MIT or Rockefeller”, “and MIT and Rockefeller” and “of MIT and/or Rockefeller”, respectively.

10.

Amendment to Section 8.5.  Section 8.5 of the Agreement is hereby amended by deleting the references to “INSTITUTIONS OR MIT,” “INSTITUTION AND MIT” and “NOR MIT” where they appear therein and replacing such references with “INSTITUTIONS, MIT OR

ROCKEFELLER,” “INSTITUTION, MIT AND ROCKEFELLER” and “NOR MIT NOR ROCKEFELLER,” respectively.
11.	Amendment of Section 9.
a.

The first sentence of Section 9.1.1 of the Agreement is hereby amended by deleting the reference to “each Institution and MIT” where it appears therein and replacing it with “each Institution, Rockefeller and MIT.”

b.

Section 9.1.2 of the Agreement is hereby amended by (i) deleting the references to “Institutions and MIT” where they appear in the second and fifth sentences therein and replacing such references with “Institutions, Rockefeller and MIT” and (ii) deleting the reference to “Each of Institutions and MIT agree” in the fourth sentence herein and replacing it with “Each of Institutions, Rockefeller, and MIT agrees”.

c.

Section 9.2 of the Agreement is hereby amended by (i) deleting the reference to “Institutions, MIT and HHMI” where it appears in Section 9.2.1 and replacing such reference with “Institutions, MIT, HHMI and Rockefeller”; (ii) deleting the reference to “Institutions, MIT” where it appears in Section 9.2.2 and replacing such reference with “Institutions, MIT, Rockefeller”; (iii) deleting the reference to “Institutions or MIT” where it appears in Section 9.2.3 and replacing such reference with “Institutions, MIT or Rockefeller”; and (iv) deleting the references to “Institutions and MIT” where they appear in Section 9.2.3 and replacing such references with “Institutions, MIT and Rockefeller”.

12.

Amendment to Section 10.3.   Section 10.3.1.2 of the Agreement is hereby amended by deleting the reference to “Institutions or MIT” where it appears therein and replacing such reference with “Institutions, MIT or Rockefeller”.

13.

Amendment of Section 11.1.  Section 11.1 of the Agreement is amended by deleting the references to “HHMI and MIT,” “MIT and HHMI,” “MIT or HHMI” where they appear therein and replacing such references with ““HHMI, MIT and Rockefeller,” “MIT, HHMI and Rockefeller,” and “MIT, HHMI or Rockefeller,” respectively.

14.

Amendment to Section 11.2.  Section 11.2 of the Agreement is hereby amended by deleting “Lincoln Laboratory”, and replacing such reference with: “Lincoln Laboratory, The Rockefeller University”; deleting “identify Institutions or any Institution’s” and replacing such reference with “identify such institutions or any such institution’s”; deleting the references to “Institution or MIT” where they appear therein and replacing such references with “Institution, MIT or Rockefeller”; and adding after the two references to “(including Dr. David Liu)” the words: “and Dr. Luciano Marraffini”.

15.

Amendment to Section 11.3. The first sentence of Section 11.3 of the Agreement is hereby amended by deleting the clause “and MIT to the extent of any reference to MIT in such press release” where it appears therein and replacing it with “and MIT and Rockefeller, as applicable, to the extent of any reference to MIT or Rockefeller or Dr. Luciano Marraffini in such press release.”
16.	Amendment to Add New Section 11.19. The Agreement is amended to add a new section 11.19 which shall read in its entirety as follows:

“11.19.  Company Obligations to Rockefeller.  To the extent Rockefeller does not have an interest in certain of the Patent Rights, notwithstanding any references to Rockefeller in any section of this Agreement (including without limitation, section 2.6.8.4 of Exhibit 2.6), the Company shall have no obligation to Rockefeller hereunder as to such certain Patent Rights in which Rockefeller does not have an interest.  To the extent Rockefeller does have an interest in certain other Patent Rights, the Company’s obligations to Rockefeller under such sections shall apply only to Rockefeller’s interest in such certain other Patent Rights.”

17.

Amendments to Exhibits 1.118 and 1.119. Exhibit 1.118 – Patent Rights Broad-Controlled Patents and Exhibit 1.119 – Patent Rights Categories (Broad-Controlled Patents) of the Agreement are each hereby amended to (i) remove any single asterisk shown in the column Broad Ref# from each row that contains such single asterisk and (ii) remove the footnotes with a single asterisk from such exhibits, including the single asterisk and the corresponding language in the footnotes.  For purposes of clarity, any double asterisks (**), including any language indicating the purpose of such double asterisks, shall remain unchanged.

18.

Amendment to Exhibit 2.6.  Section 2.6.8.4 of Exhibit 2.6 – Inclusive Innovation Model is hereby amended by deleting the reference to “MIT” where it appears therein and replacing such reference with “MIT and Rockefeller”.

19.

Acknowledgement.  Broad and the Company hereby acknowledge and agree that following the execution of this Amendment by the Parties, the licenses granted by Broad to the Company under the Agreement shall include Rockefeller’s interest in all of the Rockefeller Patent Rights.  With respect to Section 2.5.2.2 of the Agreement, the Company, Broad and Harvard hereby acknowledge that to the extent Rockefeller has an interest in the Patent Rights that would be subject to any sublicense granted by Company, the Company shall use reasonable efforts to amend any such sublicense to include terms no less protective of Rockefeller than Broad by including Rockefeller as an Indemnitee under Section 2.5.2.2.

20.

Governing Law and Jurisdiction. This Amendment shall be governed by, and construed in accordance with, the substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflict of law provision, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted. Any Suit shall be brought in a court of competent jurisdiction in the Commonwealth of Massachusetts, and the Parties hereby consent to the sole jurisdiction of the state and federal courts sitting in the Commonwealth of Massachusetts.  Each Party agrees not to raise any objection at any time to the laying or maintaining of the venue of any Suit in any of the specified courts, irrevocably waives any claim that Suit has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to any Suit, that such court does not have any jurisdiction over such Party.
21.

Miscellaneous. Each reference to a Section herein is a reference to such Section of the Agreement.  Except as expressly amended hereby, the terms and conditions of Agreement shall remain unchanged and in full force and effect.  The Agreement, together with this Amendment, shall be read and construed as a single agreement.  All references in the Agreement to the Agreement shall hereafter refer to the Agreement as amended hereby.  For the avoidance of doubt, this Amendment shall not terminate any rights or obligations accrued under the Agreement prior to the Amendment Effective Date. In the event of any conflict between the terms of this Amendment and the terms of Agreement, the terms of this Amendment shall govern.  The Parties may execute this Agreement in two or more counterparts, each of which shall be deemed an original.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

PRESIDENT AND FELLOWS OF HARVARD COLLEGE
By:	/s/ Meghan D. McCollum Fenno
Name:	Meghan D. McCollum Fenno
Title:	Director of Technology Transactions
Office of Technology Development
Harvard University

THE BROAD INSTITUTE, INC.
By:	/s/ Issi Rozen
Name:	Issi Rozen
Title:	CBO

EDITAS MEDICINE, INC.
By:	/s/ Katrine S. Bosley
Name:	Katrine S. Bosley
Title:	Chief Executive Officer